© VIAVI Solutions Inc. 12025 Lender Presentation May 2025 Special Notice Regarding Publicly Available Information THE COMPANY HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS LENDER PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES. THE RECIPIENT OF THIS LENDER PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A LENDER PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGER TAKES ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITY.

© VIAVI Solutions Inc. 22025 Disclaimers ▪ General Disclaimer – This presentation is not for release, publication or distribution, in whole or in part, in or into any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction. The information contained in this presentation is made available in good faith and for information purposes only and is subject to the terms and conditions set out herein. In particular, this presentation refers to the proposed recommended cash acquisition by Keysight Technologies, Inc. (“Keysight” and the “Keysight Acquisition”) of Spirent Communications plc ( “Spirent”) The references to the Keysight Acquisition in this presentation are not intended to be exhaustive and for further information on the Keysight Acquisition please refer to the Rule 2.7 Announcement made on 28 March 2024 (https://www.londonstockexchange.com/news-article/SPT/recommended-acquisition- of-spirent-by-keysight/16399050). This presentation also refers to the proposed acquisition (the “Proposed Acquisition”) of Spirent’s High-Speed Ethernet and Network Security business (“Spirent HSE or “SPT HSE”) by Viavi Solutions Inc. (“VIAVI” or “the Company”). The references to the Proposed Acquisition are not intended to be exhaustive and for further information on the Proposed Acquisition, please refer to VIAVI’s Form 8-K filed with the SEC on March 3, 2025. Also, this document does not constitute a prospectus or exempted document. All quarters and years represent fiscal year ended June unless stated otherwise. ▪ Forward looking statements – This presentation contains forward-looking statements or information (“forward-looking statements”). All statements other than statements of historical facts are statements that could be deemed forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” “would,” “might,” “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Projected financial information following completion of the proposed acquisition by us (the “Proposed Acquisition”) (including, amongst other things, revenue and cost synergies), constitutes forward-looking statements and should not be relied upon as being necessarily indicative of future results and is for illustrative purposes only. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management’s perception of historic trends, current conditions and expected future developments, as well as other factors they believe are appropriate in the circumstances. Our estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. – These forward-looking statements involve known and unknown risks and uncertainties, such as those relating to: (i) the inability to obtain required regulatory approvals for the Proposed Acquisition; (ii) the timing of obtaining such approvals; (iii) the risk that obtaining such approvals may result in the imposition of conditions that could adversely affect, following completion of the Proposed Acquisition (if completed), or the expected benefits of the Proposed Acquisition (including as noted in any forward- looking financial information); (iv) the risk that a condition to closing of the Proposed Acquisition may not be satisfied on a timely basis or at all; (v) the failure of the Proposed Acquisition to close for any other reason; (vi) uncertainties as to access to available financing (including refinancing of debt) on a timely basis and on reasonable terms; (vii) the expected effects of the Proposed Acquisition, on us, Keysight, Spirent and Spirent HSE; (viii) the expected timing and scope of the Proposed Acquisition; (ix) all statements regarding our expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities (including serviceable addressable market), plans and objectives of management; (x) the timing impact and other uncertainties of future or planned acquisitions or disposals or offers; (xi) the inability to realise successfully any anticipated synergy benefits when the Proposed Acquisition is implemented; (xii) our inability to integrate successfully the Spirent HSE’s operations and programs when the Proposed Acquisition (if completed) is implemented; (xiii) incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Proposed Acquisition when the Proposed Acquisition (if completed) is implemented; (xiv) the impact of ongoing and future conflicts on our business and Spirent HSE. We rely on a combination of copyright, patent, trademark and trade secret laws, non-disclosure agreements and other contractual provisions to establish and maintain our proprietary rights, which are important to our success. From time to time, we may also enforce our intellectual property rights through litigation in line with our strategic and business objectives. – The actual results that we achieve may differ materially from any forward-looking statements, which reflect management's current expectations and projections about future results only as of the date hereof. We undertake no obligation to revise or publicly release the results of any revisions to these forward-looking statements. For additional information with respect to risks and other factors which could materially affect our business, financial condition, operating results and prospects, including these forward- looking statements, see our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings we make with the Securities and Exchange Commission (SEC) and other securities regulators. For these reasons, we caution you not to place undue reliance upon any forward-looking statements. ▪ Spirent and Spirent HSE – Spirent’s High-Speed Ethernet and Network Security business (“Spirent HSE or “SPT HSE”) lines are subsegments of the two product segments publicly disclosed by Spirent Communications Plc. and can not be directly tied back to those disclosures. Information regarding Spirent HSE and its financial results was derived from information provided by Spirent during the due diligence process. VIAVI Management also reviewed financial and accounting due diligence reports related to Spirent HSE prepared by a third-party consultant. Information regarding Spirent Communications plc and Spirent HSE is qualified entirely by reference to those reports. The Spirent financial information is not prepared on a US GAAP basis. – Information regarding Spirent Communications plc and Spirent HSE is qualified entirely by reference to third party due diligence reports. While we believe the financial information relating to Spirent and Spirent HSE is accurate, we have not independently verified such information and cannot guarantee its accuracy or completeness, and you are cautioned not to give undue weight to this information. ▪ Third-Party Reports – This presentation also includes statistical and market data that the Company obtained from industry publications, reports generated by third parties, third-party studies, and public filings. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. Although the Company believes that the publications, reports, studies, and filings are reliable as of the date of this presentation, the Company has not independently verified such statistical or market data. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these third-party sources. ▪ No profit forecasts, estimates or quantified financial benefits statements – No statement in this presentation is intended as a profit forecast, profit estimate or quantified benefits statement for any period and no statement in this presentation should be interpreted to mean that earnings or earnings per share for us, for the current or future financial years would necessarily match or exceed our historical published earnings or earnings per share. ▪ Rounding – Certain figures included in this presentation have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of figures that precede them. ▪ Use of Non-GAAP measures – This presentation includes certain financial measures that the SEC defines as “non-GAAP measures.” Such non-GAAP measures have been included to evaluate the expected effects of the Proposed Acquisition, and the prospective financial performance of VIAVI and Spirent HSE following the completion of the Proposed Acquisition (if completed) (including, amongst other things, potential revenue and cost synergies). Please refer to page 39 of our Quarterly Report filed on Form 10-Q for the quarterly period ended March 29, 2025 for a reconciliation of GAAP financial measures to Non-GAAP financial measures and the Appendix to this presentation for a reconciliation of adjusted EBITDA. Reconciliation of certain forward-looking non-GAAP measure would not be feasible without unreasonable efforts because of the unpredictability of the items that would be excluded from non-GAAP measures for VIAVI and Spirent HSE.

© VIAVI Solutions Inc. 32025 This Lender Presentation (the “Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of Viavi Solutions Inc. (the "Company"), and is being furnished by Wells Fargo Securities, LLC (the "Arranger") to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Credit Facility described in the Lender Presentation (the "Facility"). ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE SET FORTH HEREIN (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGER IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF. I. Confidentiality As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company or the Facility furnished or communicated to the Recipient by or on behalf of the Company in connection with the Facility (whether prepared or communicated by the Arranger or the Company, their respective advisors or otherwise) and (b) "Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material. The Recipient acknowledges that the Company considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company gives its prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of the Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of the Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives. The Recipient shall be permitted to disclose the Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arranger as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process. For avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person. The Recipient shall have no obligation hereunder with respect to any Evaluation Material to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by the Recipient in violation of this agreement, (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or becomes available to the Recipient on a non-confidential basis from a source other than the Company or its agents, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, or (iii) any information that is independently developed by the Recipient without use of or reliance on the Evaluation Material. In the event that the Recipient of the Evaluation Material decides not to participate in the transaction described herein, upon request of the Arranger, such Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arranger or represent in writing to the Arranger that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures. II. Information The Recipient acknowledges and agrees that (i) the Arranger received the Evaluation Material from third party sources (including the Company) and it is provided to the Recipient for informational purposes, (ii) the Arranger and its affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arranger or any of its affiliates, (iv) neither the Arranger nor any of its affiliates has made any independent verification as to the accuracy or completeness of the Evaluation Material, (v) the Arranger and its affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information, and (vi) none of the Arranger or its respective affiliates shall have any liability with respect to the unauthorized use or misuse of Lender Presentation or any related marketing material by any Recipient. Notice to and Undertaking by Recipients

© VIAVI Solutions Inc. 42025 II. Information (cont.) The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company and the Facility and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facility or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and that it is engaged in making, acquiring or holding commercial loans in the ordinary course. The Recipient understands that the Facility set forth the terms of a commercial lending facility, and not any other type of financial instrument, and agrees not to assert a claim in contravention of the foregoing. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Arranger or any of its affiliates that any Recipient enter into the Facility. The Evaluation Material may include certain forward looking statements and projections provided by the Company. Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. III. The Arrangers The Arrangers (together with their affiliates) are full service financial institutions engaged in various activities, which may include loan and securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Arrangers and/or one of their affiliates may have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company and/or its affiliates. In the ordinary course of their various business activities, the Arrangers and/or their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve assets, securities and/or instruments of the Company and/or its affiliates. The Arrangers and/or their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. The Arrangers and/or one or more of their affiliates may provide loans under the Facility for their own account and such loans may comprise, individually or in the aggregate, a substantial portion of the Facility. Certain of such affiliates may commit, subject to certain terms and conditions, to provide such loans prior to or immediately after commencement of the syndication of the Facility, at a price and on terms agreed between such affiliates and the Company. In connection with the Facility, the Company will pay certain fees, including commitment fees, to the Arrangers and/or one or more of their affiliates, as well as fees or discounts payable or given to the Arrangers and/or one or more of their affiliates in consideration for their respective commitments to provide loans, which commitments were made to the Company in advance of the commencement of the general syndication of the Facility. IV. General It is understood that unless and until a definitive agreement regarding the Facility between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facility by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice. The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Arranger shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arranger with respect to the Evaluation Material and the Internal Evaluation Material and supersedes all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facility, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facility, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material on the date falling one year after the date of the Lender Presentation. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern). Notice to and Undertaking by Recipients (cont.)

© VIAVI Solutions Inc. 52025 5/19/2025 Wells Fargo Securities, LLC Attention: Lenders Ladies and Gentlemen: We refer to the proposed $600,000,000 Term Loan B (together, the "Facility") for Viavi Solutions Inc. (the "Company") that you are arranging at our request, and the Lender Presentation and information materials forwarded herewith (together with other documents prepared by or on behalf of us after the date hereof and identified by us in writing (which may be via email) to the Arranger as having been reviewed and approved by us for distribution to potential lenders, the “Evaluation Materials”; and such potential lenders, “Public-Side Lenders”). We understand and acknowledge that, to the extent that any of Viavi Solutions Inc., Viavi Solutions Inc.’s controlling and/or controlled entities, or Spirent Communications plc have any publicly traded securities issued and outstanding, Public-Side Lenders may trade in such securities on the basis of information contained in the Evaluation Materials. We have reviewed or participated in preparing the Evaluation Materials and the information contained therein. The Company has reviewed the information contained in the Evaluation Materials and represents and warrants that the information contained in the Evaluation Materials does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading. Any management projections or forward-looking statements included in the Evaluation Materials are based on assumptions and estimates developed by management of the Company in good faith and management believes such assumption and estimates to be reasonable as of the date of the Evaluation Materials. Whether or not such projections or forward looking statements are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projections and such variations may be material. The projections included in the Evaluation Materials should not be regarded as a representation by the Company or its management that the projected results will be achieved. The Company represents and warrants that the information contained in the Lender Presentation is either information that is publicly available or not material information (although it may be sensitive and proprietary) with respect to the Company or its securities for purposes of United States federal and state securities laws. We request that you distribute the Evaluation Materials to such prospective lenders as you may deem appropriate to include in the Facility. We agree that we will rely on, and that you are authorized to rely on, the undertakings, acknowledgments and agreements contained in the Notice to and Undertaking by Recipients accompanying the Evaluation Materials or otherwise acknowledged by recipients in connection with the Evaluation Materials. Yours sincerely, Ilan Daskal Chief Financial Officer Company Authorization Letter

© VIAVI Solutions Inc. 62025 Today’s Presenters Oleg Khaykin, President and CEO ▪ Joined VIAVI as President and CEO in February 2016 ▪ Previously served as a Senior Advisor with Silver Lake Partners from 2015 ▪ Mr. Khaykin was President and CEO of International Rectifier from 2008 until its acquisition by Infineon AG in January 2015, and Chief Operating Officer at Amkor Technology 2005-08 Fan Zou, Treasurer ▪ Joined VIAVI as Treasurer in June 2013 ▪ Previously held Treasury Manager positions at SanDisk Corporation and Hyperion Solutions Corporation since 2000 Ilan Daskal, EVP and CFO ▪ Joined VIAVI as Executive Vide President and CFO in November 2023 ▪ Previously EVP and CFO at Bio-Rad from 2019 ▪ Mr. Daskal was CFO of Lumileds from 2017 to 2019 and held multiple short-term CFO roles with various private and public companies ▪ He also served as the EVP and CFO at International Rectifier from 2008 to 2015 Vibhuti Nayar, Head of Investor Relations ▪ Joined VIAVI in June 2024 ▪ Prior experience includes strategy and finance roles at onsemi, Republic Services and Cargill

© VIAVI Solutions Inc. 72025 Table of Contents 1 Transaction Overview VIAVI Solutions Overview2 4 Business Highlights Financial Overview6 Recent Transactions3 Appendix7 5 Credit Highlights

© VIAVI Solutions Inc. 82025 © 2024 VIAVI SOLUTIONS INC © 2024 VIAVI SOLUTIONS INC Transaction Overview

# Transaction Summary

| | |
|---|---|
| Transaction Overview | ▪ VIAVI Solutions Inc. ("VIAVI" or "the Company") has agreed to acquire the Spirent Divestiture ("Spirent HSE" or "SPT HSE") from Keysight Technologies ("Keysight") in an all-cash acquisition valued at $425 million<br>▪ VIAVI originally reached an agreement to acquire Spirent wholeco for ~$1.3B in March 2024, which lapsed on May 23, 2024 after Keysight made a higher bid that included a "hell or high water" pledge to obtain regulatory approval. Keysight is planning to divest Spirent HSE, announcing a plan to sell the asset to VIAVI on March 3, 2025. The acquisition of Spirent HSE is conditional on Keysight's acquisition of Spirent closing<br>▪ Spirent's HSE testing business complements VIAVI network test capabilities in fiber, RF and cable, delivering cutting-edge solutions for next-gen Ethernet networks and positioning VIAVI as a leader in the growing AI data center and telecom network test sectors<br>▪ The acquisition is expected to add approximately $180 million to VIAVI's NSE revenue in the first 12 months after closing and expected to be accretive to EPS 12 months after closing. VIAVI anticipates utilizing its US NOLs to lower the combined group's blended non-GAAP tax rate |
| Financing | ▪ VIAVI intends to issue a $600 million TLB to finance the acquisition and replenish balance sheet cash used to fund the $150 million acquisition of Inertial Labs in January 2025<br>▪ Separately, the Company will look to refinance and downsize its existing ABL Revolver to a new $200 million 5-year facility<br>▪ Management remains committed to a conservative financial policy, prioritizing available cash flow to delever and target leverage levels of 4x gross leverage and well below 3x net leverage over the long term |
| Approval & Timing | ▪ Closing is contingent upon regulatory approvals<br>▪ Transaction expected to close by the end of July 2025 |

VIAVI
©2025 VIAVI Solutions Inc.
9

# Sources & Uses and Pro Forma Capitalization

## Sources & Uses

- Transaction expected to close by the end of July 2025
- Offer Price of ~$425 million
- Targeting ~$16 million in annual OpEx synergies

($ in Millions)

| Sources | $ | % |
|---|---|---|
| New ABL Revolver $200M | 0.0 | 0.0% |
| New Term Loan B | 600.0 | 100.0% |
| Total Sources | $600.0 | 100.0% |

| Uses | $ | % |
|---|---|---|
| Purchase of Asset | $425.0 | 70.8% |
| Fees and Expenses[1] | 26.4 | 4.4% |
| New ABL Revolver $200M | 0.0 | 0.0% |
| Cash to BS | 148.6 | 24.8% |
| Total Uses | $600.0 | 100.0% |

## Pro Forma Capitalization

**Capitalization Table**

| ($ in Millions) | 3/29/25 PF Cap Unadjusted $ | Cum. EBITDA Mult x | Adjustments $ | 3/29/25 PF Cap at Close $ | PF EBITDA Mult 100% Synergies x |
|---|---|---|---|---|---|
| Cash | $400.2 | | $148.6 | $548.8 | |
| New ABL Revolver ($200 Million) | 0.0 | | | 0.0 | |
| New Term Loan B | 0.0 | | 600.0 | 600.0 | |
| **Total Secured Debt** | **$0.0** | **0.0x** | | **$600.0** | **2.4x** |
| Net Secured Debt | ($400.2) | (2.1x) | | $51.2 | 0.2x |
| Senior Unsecured Notes due 2029 | 400.0 | | | 400.0 | |
| 2026 Senior Convertible Unsecured Notes | 250.0 | | | 250.0 | |
| **Total Debt** | **$650.0** | **3.5x** | | **$1,250.0** | **5.1x** |
| Net Debt | $249.8 | 1.3x | | $701.2 | 2.9x |
| Total Equity | $2,430.2 | | | **$2,430.2** | |
| Standalone LTM 3/29/2025 EBITDA at Marketing of the TLB[2] | | $187.2 | | | |
| Pro Forma LTM 3/29/2025 EBITDA at Close[3] | | | | | $245.1 |
| Pro Forma LTM 3/29/2025 Liquidity at Close[4] | | | | | $748.8 |

Source: Company Filings and Management Estimates; Fiscal year ends Jun 29
Note: [1] Fees and Expenses include financing fees (OID and Underwriting), advisory fees, legal fees, and other fees; [2] LTM EBITDA PF to include $9.7M of EBITDA from Inertial Labs, representing ten months of CY2024A and CY2025A EBITDA, current quarter ended 3/29/25 for VIAVI includes two months of Inertial Labs EBITDA contribution; [3] PF EBITDA includes Spirent HSE and ~$16M in targeted run-rate OpEx synergies; [4] Assumes $200M of ABL availability supported by sufficient PF borrowing base

VIAVI
©2025 VIAVI Solutions Inc.
10

© VIAVI Solutions Inc. 112025 © 2024 VIAVI SOLUTIONS INC © 2024 VIAVI SOLUTIONS INC VIAVI Solutions Overview

# VIAVI at a Glance

## Global Leadership in Communications Test & Measurement and Optical Technologies

| Formed in[1] | Employees | Patents Issued | Channel Partners | LTM[2] Revenue | LTM[2] EBITDA |
|---|---|---|---|---|---|
| 2015 | 3,600+ | 2,900+ | 300+ | $1,046M | $178M |

### Diverse Portfolio Spanning A Number Of Key Growth Markets

#### Key Products Segments

**NSE**

- 5G Test & Assurance
- Metro
- Fiber
- Aerospace/Defense
- Cable and Access

**OSP**

- Anti-Counterfeiting
- Mobile 3D Sensing
- Aerospace/Defense
- Automotive

#### Key Markets[2]

Product



28%
72%
60%
LTM²
Gross Margin:
NSE
OSP

Geography



25%
39%
36%
$1,046M
LTM²
Revenue:
Americas
APAC
EMEA

Source: Company filings; Note: EBITDA reflects non-GAAP figures

Note: [1] Formerly JDS Uniphase and renamed VIAVI; [2] LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs; Percentages in pie charts represent mix of LTM revenue

VIAVI

©2025 VIAVI Solutions Inc.

12

# Broadly Diversified Customer and Geographical Model

## Revenue by Geography

**Geographically Balanced Revenue Reduces Potential Tariff Impact**



25%
36%
39%

LTM Mar-2025

Americas APAC EMEA

## Customer Diversification[1]

**200+**
Service Provider Networks



Only 1 Customer
>10%

**300+**
Channel Partners

## Illustrative Customer List

| NSE | | OSP |
|---|---|---|
| ▪ América Móvil | ▪ Deutsche Telekom AG | ▪ Lockheed Martin |
| ▪ AT&T | ▪ Lumen Technologies | ▪ Seiko Epson |
| ▪ British Telecom Openreach | ▪ Nokia Corporation | ▪ SICPA |
| ▪ Cisco Systems | ▪ Verizon Communications | |

Source: Company filings, Management
Note: [1] Chart is representative only for VIAVI customer base and does not reflect actual customer revenue share; LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs

VIAVI

©2025 VIAVI Solutions Inc.

13

# VIAVI – Overview of Business and Strategy

**VISION –To be a leading provider in all verticals where we compete**

## Network and Service Enablement (NSE)

**PRODUCTS**

**Lab Instruments**
- Fiber Optics
- Wireless
- Storage Networks

**Field Instruments**
- Metro
- RF
- Radio
- Fiber
- PNT
- Cable

**Service Enablement**
- Data Center
- Network Performance
- Assurance & Growth

**VERTICALS**

5G Telco | Fiber | Cable & Access | Aero/Defense

**STRATEGY**

+ Leadership in Network Enablement (NE) spanning both Lab and Field Instruments
+ Supported by highly focused Service Enablement (SE) that is synergistic with the NE portfolio
+ Corporate development model to drive financial leverage and utilize NOLs
+ Cyclical recovery in telecom spend, driven by infrastructure growth

**FINANCIAL METRICS[1]**



Revenue
Gross Margin
Operating Margin
$658
63%
7%
FY2018
$841
65%
12%
FY2019
$850
65%
13%
FY2020
$838
64%
11%
FY2021
$949
65%
16%
FY2022
$801
64%
8%
FY2023
$702
63%
1%
FY2024
$750
63%
5%
LTM¹

## Optical Security Performance & Products (OSP)

**PRODUCTS**

**Anti-Counterfeiting**
- OVP
- OVMP

**Custom Optical Filters**
- 3D Sensing
- Large Scale Optics

**Other OSP**
- Color Solutions
- Spectral Sensing

**VERTICALS**

Currency | Consumer | Automotive | Aero/Defense

**STRATEGY**

+ Leverage proprietary Pigments and Optical Coating technologies to build leadership in large, high value applications
+ Defend and expand core anti-counterfeiting business
+ Grow leadership in 3D Sensing beyond consumer electronics
+ Expand into high value existing and emerging Automotive, Defense, Industrial applications

**FINANCIAL METRICS[1]**



Revenue
Gross Margin
Operating Margin
$218
53%
36%
FY2018
$289
50%
34%
FY2019
$287
53%
36%
FY2020
$361
60%
45%
FY2021
$343
56%
41%
FY2022
$305
52%
37%
FY2023
$298
52%
36%
FY2024
$296
53%
35%
LTM¹

Source: Company filings, presentation, website; Fiscal year ends Jun 29; Gross Margin and Operating Margin reflects non-GAAP figures
Note: [1] LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs for NSE

VIAVI

©2025 VIAVI Solutions Inc.
14

# NSE – Revenues of Key Product Segments

| | NE (64% of LTM Revenue[1]) | | SE (8% of LTM Revenue[1]) |
|---|---|---|---|
| | Lab (~40% of NE) | Field (~60% of NE) | |
| PRODUCTS | Used by NEMs/Optical component makers for next-gen network design, testing and production | Designed to be mobile; for performance of installation and maintenance of external client locations | Performance management solutions for wireless and cloud products |
| VERTICALS | 5G Telco, Data Center, Fiber | Fiber, Cable & Access, AvComm, 5G Telco | 5G Telco, Data Center |
| STRATEGIC CONSIDERATIONS | + Strong front-end positioning to win field business<br>+ Visibility for field pipeline<br>+ 2-3 year technology upgrade cycle<br>+ Growth portfolio (esp in 5G/Fiber)<br>+ Highly profitable | + 10+ year design cycles, 3-10 year technology upgrade cycle, 4-6 year replacement cycles<br>+ Consistent customer demand; extensive technician training on field equipment use<br>+ Growth portfolio | + Network Software<br>+ Focused strategy targeted at 5G build-outs<br>+ Lab to field to assurance pipeline<br>+ Expanding product portfolio to include analytics |

Source: Company filings, presentation, website; Fiscal year ends Jun 29
Note: [1] LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs

VIAVI
©2025 VIAVI Solutions Inc.
15

# OSP – Key Products and Applications

| | OSP (28% of LTM Revenue[1]) | | | |
|---|---|---|---|---|
| | Anti-Counterfeiting | 3D Sensing | Other OSP | |
| | Currency & Brand Protection | Mobile & IoT | Automotive | Aerospace and Defense |
| KEY APPLICATIONS |  Protection of Bank Notes / Valuable Documents |  Optical components for smartphones, computers, drones |  ADAS / LIDAR |  Optics for Guidance and Battlefield Vision Systems |
| STRATEGIC POSITIONING | + Leading position in Anti-Counterfeiting<br>+ 30+ Year Heritage<br>+ 100+ Countries Using OSP Technology<br>+ Stable, High Cash Flow Business | + Leading technology position in 3D sensing<br>+ Strategic Partnership with major mobile OEMs<br>+ High volume, high growth market | + High-performance filters for Advanced Sensors<br>+ Numerous High-Growth Applications<br>- In-cabin monitoring<br>- Facial / Gesture recognition<br>- ADAS/LiDAR (Autonomous Driving) | + Applications in Laser Eye Protection, Night Vision, Missile guidance Systems and Satellites |

Source: Company filings, presentation, website
Note: [1] LTM as of 3/29/2025 as reported

VIAVI
©2025 VIAVI Solutions Inc.
16

© VIAVI Solutions Inc. 172025 © 2024 VIAVI SOLUTIONS INC © 2024 VIAVI SOLUTIONS INC Recent Transactions

© VIAVI Solutions Inc. 182025 ▪ Provides a complementary addition to VIAVI's Ethernet testing platform ▪ Provides immediate infusion of software, hardware and protocol domain expertise across network layers to enhance VIAVI's engagement in the growing Ethernet, Security, AI, and digital infrastructure verticals Acquisitions Overview – Spirent (HSE) & Inertial Labs Source: Press releases (High Speed Ethernet) ▪ Expected to add approximately $180 million to VIAVI's NSE revenue in the first 12 months after closing and be accretive to EPS 12 months after closing ▪ VIAVI anticipates utilizing its US net operating losses to lower the combined group's blended non-GAAP tax rate ▪ Transaction expected to close by the end of July 2025, contingent on regulatory approval and completion of Keysight’s acquisition of Spirent Strategic Rationale Transaction Size Additional Details ▪ $425 million ▪ Extends VIAVI's reach into aerospace, defense and industrial verticals ▪ Accelerates entry into high growth applications such as autonomous air, land and sea systems ▪ Offers highly complementary products to VIAVI's existing PNT and other aerospace and defense solutions ▪ Expected to contribute ~$50 million in NSE revenue and to be accretive to EPS 12 months after closing ▪ VIAVI anticipates utilizing its US net operating losses to lower the combined group's blended non-GAAP tax rate ▪ Closed in FQ3’25. Integration ongoing ▪ $150 million (initial consideration) and up to $175 million of performance contingent consideration over four years

# Spirent HSE at a Glance

## Leading Portfolio of Ethernet Test and Security Products

**~$800M**[1]
2027 Serviceable Addressable Market (SAM)


AI

**~$180M**
CY2024 Revenue



**~500**
FTE Employees





The acquisition provides a complementary addition to VIAVI's Ethernet testing platform



**AI**
Industry's First High-Density Test Solution for AI Ethernet Traffic Emulation



**~70%**
Gross Margin

Source: Management Presentation, Deloitte QoE, EY FDD report. Please see "Spirent and Spirent HSE" on the "Disclaimers" slide on page 2 of this presentation
Note: Fiscal year ends Dec 31; [1] SAM comprised of high-speed Ethernet, automotive, security, and timing and impairment markets; SAM per Spirent Management estimates utilizing Dell'Oro data further adjusted by VIAVI management

VIAVI
©2025 VIAVI Solutions Inc.
19

# Spirent HSE: Key Verticals, Products & Applications

| | Spirent TestCenter | Other (Security Solutions, Auto Solutions and Calnex) |
|---|---|---|
| **Select Applications** | ▪ IP Network Validation<br>▪ Enabling AI Data Centers | ▪ SASE and ZTNA Validation<br>▪ Encryption & Network Scale<br>▪ In-Vehicle Network Testing<br>▪ Benchmark Connected Vehicles |
| **Customers Served** | Gov't & Enterprise; Service Providers; NEMs | Automotive OEMs; Chipset Vendors; Gov't & Enterprise; NEMs |
| **Market Trends** | ▪ Continued explosion in data center traffic<br>▪ Growing adoption of Ethernet within AI data centers<br>▪ Acceleration of testing for AI and Virtual Reality applications | ▪ Adoption of SaaS and cloud-native environments<br>▪ Higher performance networks which require more robust firewalls<br>▪ Increase in phishing and ransomware attacks<br>▪ Advancement of ADAS<br>▪ Growing use of Ethernet in industrial applications with TSN[1]<br>▪ Growth in use of Ethernet in vehicles, replacing legacy CAN / LIN systems |

Source: Company filings, presentation, website
Note: [1] TSN defined as Time Sensitive Network

VIAVI
©2025 VIAVI Solutions Inc.
20

© VIAVI Solutions Inc. 212025 Strategic Rationale for a Combination of VIAV + SPT HSE Creates a Comprehensive Network Test and Measurement Solutions Provider Complements existing product portfolio with solutions that fit neatly into VIAVI’s existing Network Service Enablement tools to provide customers with a more complete network test solution to include high speed Ethernet Adds Meaningful Presence in Growth Markets While Leveraging Cost Base A combination with Spirent HSE provides a 16%1 increase in revenue and a ~30%2 increase in Adj. EBITDA (post-synergies), with ~$16M in targeted annual OpEx synergies achievable within twelve months Accretive to Ongoing Business and EPS with Service and Support Solutions Spirent HSE’s standalone gross margin is higher than VIAVI’s standalone gross margin, fueled by SPT HSE's double digit growth Service and Support solutions. The transaction is expected to be accretive to EPS 12 months after closing. Increases Exposure to High-Growth AI Data Center Test Spirent HSE provides VIAVI with growth vectors in AI data center with the first and highest density 800G Ethernet testing solution and a growing pipeline of customer contracts Expands Addressable Market Significant ~$800M Serviceable Addressable Market3 by 2027 growing at 4%+ CAGR4, supported by shift to modern digital infrastructure, increased internet connectivity and evolving AI applications Note: Please see "Spirent and Spirent HSE" on the "Disclaimers" slide on page 2 of this presentation. 1 VIAVI LTM 3/29/2025 revenue of $1,090M (inclusive of Inertial Labs) and Spirent HSE LTM 12/31/2024 revenue of $178M; 2 VIAVI LTM 3/29/2025 EBITDA of $187M (inclusive of Inertial Labs) and PF EBITDA at close of $245M, including Spirent HSE LTM 12/31/2024 EBITDA of $42M and ~$16M in targeted OpEx synergies; 3 Denotes Spirent HSE SAM comprised of high-speed Ethernet, automotive Ethernet, security performance, and timing and impairment testing markets; SAM per Spirent Management estimates utilizing Dell’Oro data further adjusted by VIAVI management; 4 CAGR based on management estimates for SAM size of $680M in 2023A and $800M in 2027

© VIAVI Solutions Inc. 222025 © 2024 VIAVI SOLUTIONS INC © 2024 VIAVI SOLUTIONS INC Business Highlights

© VIAVI Solutions Inc. 232025 Key Business Highlights 2 EXPANSION INTO ATTRACTIVE VERTICALS 3 EXTENSIVE EXPERIENCE WITH M&A EXECUTION AND INTEGRATION 1 ENTRY INTO HIGH-GROWTH ETHERNET TEST FOR AI INFRASTRUCTURE 4 LED BY AN ACCOMPLISHED MANAGEMENT TEAM AND BOARD

© VIAVI Solutions Inc. 242025 $680 $800 2023A 2027E Source: Management Note: 1 SAM per Spirent Management estimates utilizing Dell’Oro data further adjusted by VIAVI management Expanding into Ethernet Test for AI Infrastructure 1 Spirent HSE Serviceable Addressable Market1 ($ in Millions) High-Speed Ethernet AI & Non-AI Back End Testing for Ethernet L2 – L3 network infrastructure Testing for automotive Ethernet protocols, such as Time Sensitive Network and “Vehicle-to-Anything” scenarios Automotive Ethernet Testing and validation of performance, scalability and security of network infrastructure Security Performance Testing timing protocols and emulators to create artificial network impairments Timing and Impairment

2

# Expansion into Attractive Verticals

## Growth in Attractive, Adjacent Verticals


VIAVI
spirent
(HSE)
Cloud Service Providers
Enterprise IT/ Networks
VIAVI
spirent
(HSE)
5G Private Networks
VIAVI
5G
Data Center and AI Buildout
spirent
(HSE)
6G+
VIAVI
Position, Navigation and Timing
VIAVI
InertialLabs

## A Leading Position in Test and Measurement

| NSE | | |
|---|---|---|
| | Fiber | Nav / Comm and Transponder Test |
| | Metro and Transport | Land-Mobile and Military Radio |
| | 5G Network Infrastructure | Ethernet Test[1] |
| | 5G Field | Cable and Access |

## Leading Position in Security and Sensing

| OSP | | |
|---|---|---|
| | Anti-Counterfeiting Pigment Materials | 3D Sensing Optical Filters |

Spirent HSE Contribution

**Complementary test and measurement solutions for high-speed Ethernet**

Note: [1] VIAVI + Spirent HSE post acquisition; VIAVI participates in layer 0-1, Spirent HSE in layer 2-3

VIAVI
©2025 VIAVI Solutions Inc.
25

3

# Extensive Experience with M&A Execution and Integration


VIAVI
Adds AvComm, wireless test and 3D sensing solutions
Announces acquisition of SPT HSE
PNT solutions for critical infrastructure
Augments railway network monitoring and assurance solutions
Acquires Inertial Labs to expand PNT solutions
JDSU renamed to VIAVI and spins-off Lumentum
Strengthens signal leakage detection tools
Expands RF test and measurement portfolio
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
JDSU
VIAVI
TRILITHIC
COBHAM
(Test and Measurement)
RPC Photonics
3Z TELECOM
expandium
JACKSON LABS
Inertial Labs
Attitude is Everything
Spirent
(HSE)

Management has demonstrated the ability to successfully integrate and optimize assets multiple times since the formation of VIAVI in 2015, including large acquisitions, such as Cobham's Test and Measurement business, which was acquired for $455 million in 2018

Source: Company filings, website

VIAVI
©2025 VIAVI Solutions Inc.
26

© VIAVI Solutions Inc. 272025 Experienced Management Team Michael Seidl SVP, Business Management Joined 2016 Paul McNab EVP, CMO and CSO Joined 2014 Oleg Khaykin President and CEO1 Joined 2016 Ilan Daskal EVP and CFO Joined 2023 Luke Scrivanich SVP & General Manager, OSP Joined 2008 Gary Staley SVP, Global Sales, NSE Joined 2017 Petra Nagel SVP, Human Resources Joined 2016 Kevin Siebert SVP, General Counsel & Secretary Joined 2007 Leadership Team Board of Directors Source: Company filings, website, LinkedIn Note: 1 Member of Board of Directors Laura Black Director Since 2018 Richard Belluzzo Chairman of the Board Since 2005 Keith Barnes Director Since 2011 Douglas Gilstrap Director Since 2022 Donald Colvin Director Since 2015 Joanne Solomon Director Since 2022 Masood Jabbar Director Since 2006 4 Mike Petrucci SVP & Chief Operations Officer Joined 2025

© VIAVI Solutions Inc. 282025 © 2024 VIAVI SOLUTIONS INC © 2024 VIAVI SOLUTIONS INC Credit Highlights

© VIAVI Solutions Inc. 292025 Key Credit Highlights 2 TARGETED COST SAVINGS SYNERGIES ADD TO AN ALREADY ATTRACTIVE PRO FORMA FINANCIAL PROFILE 1 ADDED SCALE AND ACCRETIVE TO GROSS MARGIN CONSERVATIVE FINANCIAL POLICY & HEALTHY CASH FLOW GENERATION OFFER STEADY PATH TO DELEVER3

# Spirent HSE Adds Scale and is Accretive to Gross Margin

($ in Millions)



Spirent HSE Revenue
$174
$178
CY2023A
CY2024A

Blue chip customer base in diverse end markets such as Hyperscalers, Government, Enterprises, etc

Revenue underpinned by long-standing relationships with marquee customers along with broad geographic reach

***Spirent HSE's standalone gross margin of ~70%[1] is higher than VIAVI's ~60%[2]*** gross margin

Source: Deloitte QoE, Financial due diligence report as communicated by Spirent and management presentation. Please see "Spirent and Spirent HSE" on the "Disclaimers" slide on page 2 of this presentation.
Note: Fiscal year ends Dec 31; [1] Represents CY2024A SPT HSE non-GAAP gross margin, a best estimate adjusted based on numbers received from the target during the DD processes; [2] LTM FQ3'25 VIAVI gross margin, inclusive of Inertial Labs' contribution

VIAVI

©2025 VIAVI Solutions Inc.

30

2

# Synergies Contribute to Attractive PF Financial Profile

| (Non-GAAP, $ in Millions, LTM 3/29/2025) | VIAVI + Inertial Labs[1] | Spirent[2] (HSE) | Targeted Synergies[3] | Est. Pro Forma Incl. Targeted Synergies | Versus VIAVI Standalone |
|---|---|---|---|---|---|
| Revenue | $1,090 | $178 | $0 | $1,268 | ✓ |
| Gross Margin | 60% | ~70% | - | ~61% | ✓ |
| EBITDA | $187 | $42 | ~$16 | $245 | ✓ |
| EBITDA Margin | 17% | 23% | - | 19% | ✓ |

**Improves EBITDA Margin to 19%[4], including ~$16M of targeted OpEx synergies[5]**

Source: Company Management and Company Filings. Please see "Spirent and Spirent HSE" on the "Disclaimers" slide on page 2 of this presentation. Please see page 42 for EBITDA reconciliation.
Note: [1] LTM FQ3'25 VIAVI figures include Inertial Labs' ~$9.7M EBITDA contribution and ~$44.1M revenue contribution for ten months from April 2024 to January 2025, VIAVI's reported FQ3'25 figures include two months of Inertial Labs' contribution for February and March 2025; [2] Represents CY2024A SPT HSE; [3] Represents targeted OpEx synergies; [4] For Inertial and SPT HSE, gross and EBITDA margins are best estimates adjusted based on numbers received from the targets during the DD processes; [5] Excludes ~$2M cost to achieve targeted synergies

VIAVI
©2025 VIAVI Solutions Inc.
31

© VIAVI Solutions Inc. 322025 ($ in Millions) Net Leverage (0.1x) 0.4x 1.1x 1.0x 1.4x Strong CF Generation & Conversion Through the Cycle Operating Cash Flow Free Cash Flow Cash Conversion Ratio Source: Company filings Note: Free Cash Flow defined as Net Cash Provided by Operating Activities less Capex; Cash Conversion Ratio defined as Operating Cash Flow / adj. non-GAAP EBITDA; Net Leverage defined as net debt / non-GAAP EBITDA; LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs $243.3 $178.1 $114.1 $116.4 $92.2 $191.2 $105.6 $63.0 $96.9 $66.1 84% 55% 55% 76% 52% FY2021A FY2022A FY2023A FY2024A LTM FQ3'25 Prudent Financial Management – Net Leverage <1.5x Even in Down Years Cash conversion >50% despite lean years 3

© VIAVI Solutions Inc. 332025 Conservative Financial Policy Conservative Balance Sheet and Liquidity Management + Prioritizing debt paydown utilizing free cash flow generation + Expect profile to improve over time given management’s conservative financial policy and focus on deleveraging. Target leverage ratio to ~4x gross and well below 3x net over the long term + Ample liquidity to support business operations. Balance sheet cash supported by ABL Disciplined Capital Allocation + Immediate focus on integrating the Spirent and Inertial Labs portfolios to drive growth and be accretive to EPS 12 months after closing + M&A, if any, on small tuck-ins and adjacencies to strengthen VIAVI’s core portfolio + Opportunistic about share buybacks 3

© VIAVI Solutions Inc. 342025 © 2024 VIAVI SOLUTIONS INC © 2024 VIAVI SOLUTIONS INC Financial Overview

# VIAVI Historical Financials

## Revenue

($ in Millions)



$1,199
$1,292
$1,106
$1,000
$1,046
FY2021A
FY2022A
FY2023A
FY2024A
LTM 3Q25A

## Gross Profit



Non-GAAP Gross Margin
$752
$809
$669
$595
$627
63%
63%
60%
59%
60%
FY2021A
FY2022A
FY2023A
FY2024A
LTM 3Q25A

## EBITDA



Non-GAAP EBITDA Margin
$289
$323
$208
$153
$178
24%
25%
19%
15%
17%
FY2021A
FY2022A
FY2023A
FY2024A
LTM 3Q25A

## Commentary

- Annual revenue declined from a peak in FY2022 due to a broad end market slowdown and declining customer infrastructure investment
- FQ3'25 revenue improved YoY, continuing a strong recovery and growth momentum, driven by recovery and growth across many of product segments

## Commentary

- Gross margin remained stable at ~60% despite slowing revenue
- Gross margins have benefited from disciplined cost control efforts, improved operational efficiency, and a strategic shift toward higher-value and higher-growth products

## Commentary

- Strong revenue with stable costs contributed to EBITDA peak in FY2022
- EBITDA fall through lower due to declining revenue in prior years. LTM FQ3'25 shows recovery with increase in revenue

Source: Company filings

Note: Gross and EBITDA margin reflects non-GAAP figures; Fiscal year ends Jun 29; LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs

VIAVI

©2025 VIAVI Solutions Inc.

35

# Financial Resilience Through the Cycles

## LTM Revenue Stability Over Time



($ in Millions)
$1,199 $1,241 $1,256 $1,268 $1,292 $1,276 $1,246 $1,178 $1,106 $1,044 $1,014 $1,012 $1,000 $991 $1,007 $1,046
$361 $359 $336 $329 $343 $336 $343 $328 $305 $291 $289 $294 $298 $300 $296 $296
$91 $90 $91 $95 $93 $96 $93 $94 $94 $92 $92 $85 $86 $84 $80 $83
$747 $792 $829 $844 $856 $844 $810 $756 $707 $661 $633 $633 $616 $607 $631 $667
FY21
LTM FQ1'22
LTM FQ2'22
LTM FQ3'22
FY22
LTM FQ1'23
LTM FQ2'23
LTM FQ3'23
FY23
LTM FQ1'24
LTM FQ2'24
LTM FQ3'24
FY24
LTM FQ1'25
LTM FQ2'25
LTM FQ3'25
Network Enablement
Service Enablement
OSP

## Quarterly NSE Operating Margin On The Rise



($ in Millions)
44.1% 39.2% 39.3% 38.6% 42.3% 35.5% 36.6% 29.5% 37.8% 36.4% 34.3% 34.8% 39.6% 32.4% 33.9%
22.7% 23.3% 21.5% 21.3% 21.7% 16.2% 11.4% 11.7% 12.4% 13.2% 9.3% 10.9% 10.0% 14.9% 16.7%
13.5% 18.7% 14.9% 15.1% 13.2% 8.9% 1.4% 5.8% 0.9% 3.6% -1.8% 1.8% -4.6% 8.7% 10.4%
FQ1'22 FQ2'22 FQ3'22 FQ4'22 FQ1'23 FQ2'23 FQ3'23 FQ4'23 FQ1'24 FQ2'24 FQ3'24 FQ4'24 FQ1'25 FQ2'25 FQ3'25
Network & Service Enablement
OSP
Viavi Total

Source: Company filings

Note: LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs

### Revenue Trends

- Network Enablement revenue began contracting in FY23 due to a slowdown in 5G deployments and lower spend on network maintenance
- This trend began to reverse starting in FY25 driven by solid demand from service providers, particularly for fiber monitoring systems, in support of the fiber network build out
- OSP revenue dampens the volatility of NSE due to the uncorrelated demand for its products
- On path to gradual recovery supported by strengthening demand for field and lab products

### Margin Trends

- NSE operating margin is driven by a combination of NE/SE product mix and revenue growth
- OSP operating margin fluctuates over time due to product mix between Anti-Counterfeiting and 3D Sensing products

VIAVI

©2025 VIAVI Solutions Inc.
36

© VIAVI Solutions Inc. 372025 Source: Company Transcript Potential Business Impact Due to New Tariff Policy Initial Analysis on Tariff Impacts This is an evolving situation. The following analysis was done assuming the reciprocal tariffs, based on Country of Origin, as of April 10, 2025 are in place: ▪ ~15% of VIAVI standalone revenue (TTM) is exposed to tariffs ▪ Expect the tariff impact on revenue to be ~3%, with low single-digit impact on operating margins in the near term ▪ Taking actions to significantly mitigate the impact of tariffs, expect the impact to be de minimis within 6 months – VIAVI is well-positioned to realign its global supply chain, moving production to different countries of origin under the same manufacturer to reduce the tariff impact – A tariff adder will be applied to new POs to compensate for tariffs – VIAVI has not yet seen cancellations or a reduction in orders due to the said adder 1 2 3

© VIAVI Solutions Inc. 382025 $289 $323 $208 $153 $178 19.7x 14.1x 8.2x 5.9x 7.1x FY2021A FY2022A FY2023A FY2024A LTM 3Q25A $1,004 $770 $698 $650 $566 FY2021A FY2022A FY2023A FY2024A LTM 3Q25A Gross Leverage VIAVI Historical Financial and Credit Metrics Gross and Net Leverage EBITDA1 Free Cash Flow2 Liquidity3 Source: Company Filings; Fiscal year ends Jun 29 Note: LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs; 1 Represents non-GAAP EBITDA and interest; 2 FCF represents CFO less CapEx; 3 Includes revolving credit facility availability in addition to cash, cash equivalents, and restricted cash EBITDA / Interest($ in Millions) Net Leverage 24% 25% 19% 15% 17% Non-GAAP EBITDA Margin Free Cash Flow / Debt $191 $106 $63 $97 $66 28% 15% 8% 15% 10% FY2021A FY2022A FY2023A FY2024A LTM 3Q25A 2.4x 2.1x 3.6x 4.2x 3.7x (0.1x) 0.4x 1.1x 1.0x 1.4x FY2021A FY2022A FY2023A FY2024A LTM 3Q25A

© VIAVI Solutions Inc. 392025 © 2024 VIAVI SOLUTIONS INC © 2024 VIAVI SOLUTIONS INC Appendix

© VIAVI Solutions Inc. 402025 $549 $250 $400 $600 $200 $749 Liquidity 2025 2026 2027 2028 2029 2030 2031 2032 Moderate Leverage Profile with Ample Liquidity ▪ Pro Forma for transaction, 5.1x gross and 2.9x net leverage at close ▪ Total liquidity of $749M consisting of $549M of cash and $200M senior secured asset-based revolving credit facility1 ▪ Prioritized capital allocation towards M&A with the acquisition of Inertial Labs and Spirent HSE ▪ Well staggered debt maturity profile ▪ Ample liquidity to drive operations and investments ($ in Millions) Capital Structure Perspectives Source: Company filings Note: Represents PF capital structure and liquidity at close (LTM 3/29/25); 1 Assumes $200M of ABL availability supported by sufficient PF borrowing base $200M1 available liquidity from new Senior Secured Asset-Based Revolving Credit Facility $250M of 1.625% Senior Convertible Notes due 2026 $400M of 3.75% Senior Notes due 2029 Pro forma for $600 million Term Loan B raise and $425 million for Spirent HSE $600M of Term Loan B due 2032

© VIAVI Solutions Inc. 412025 Pro Forma Cash Bridge Source: Company Filings, Company Information, Management Estimates Note: 1 Fees and Expenses based on the $600M TLB scenario include: 1.50% TLB UW fee for $425M committed, 0.50% TLB best efforts fee for $175M, ~$4.5M advisory fees, ~$6M legal fees, ~$8.7M in other fees and expenses, including 99.5 OID 1 $400 $549 ($425) ($26) $600 Viavi B/S Cash at (3/29/2025A) New Term Loan B Purchase of Spirent (HSE) Fees and Expenses Cash at Close (3/29/2025E) ($ in Millions)

# EBITDA Reconciliation

($ in Millions)

## VIAVI Solutions - Adj. EBITDA Reconciliation

| ($ in Millions) | Historical FYE June 29, | | | | LTM |
|---|---|---|---|---|---|
| | 2021 | 2022 | 2023 | 2024 | Mar-25 |
| Net Income | $67.5 | $15.5 | $25.5 | ($25.8) | $5.1 |
| Income Taxes | 63.3 | 49.6 | 35.2 | 37.4 | 14.4 |
| Interest (Income) / Expenses, net | 11.4 | 119.9 | 21.7 | 9.2 | 17.0 |
| Depreciation & Amortization | 102.3 | 78.6 | 69.5 | 58.7 | 59.0 |
| EBITDA | $244.5 | $263.6 | $151.9 | $79.5 | $95.5 |
| Stock-Based Compensation | 48.3 | 52.3 | 51.2 | 49.4 | 53.3 |
| Restructuring and Related | (1.6) | (0.1) | 12.1 | 13.6 | 15.3 |
| Net Change in Fair Value of Contingent Liabilities | (5.3) | 0.3 | (4.5) | (9.5) | (6.6) |
| Other Charges Unrelated to Core Operations | 3.4 | 5.6 | (3.0) | 20.0 | 20.0 |
| Adj. EBITDA | $289.3 | $321.7 | $207.7 | $153.0 | $177.5 |

## Pro Forma Adj. EBITDA Reconciliaton

| ($ in Millions) | LTM Mar-25 |
|---|---|
| VIAVI Adj. EBITDA (4) | $177.5 |
| Inertial Labs Adj. EBITDA (10 Months of CY24) (5) | 9.7 |
| Spirent HSE Adj. EBITDA (CY24) (6) | 41.6 |
| Run-Rate Synergies (7) | 16.3 |
| PF Adj. EBITDA | $245.1 |

4. VIAVI FQ3'25 EBITDA includes two months of Inertial Labs
5. 10 months of Inertial Labs (April 2024 to January 2025)
6. Most recently reported LTM EBITDA for Spirent HSE (CY24)
7. Target synergies (VIAVI and Spirent HSE): Targeting annual OpEx synergies of ~$16M expected to be achievable within 12 months

## Spirent HSE - Adj. EBITDA Reconciliation

| ($ in Millions) | LTM Dec-24 |
|---|---|
| Revenue | $177.7 |
| Costs of goods sold | (50.4) |
| Gross Profit | $127.3 |
| % Margin | 71.6% |
| COGS Adjustments: Facilities | (2.0) |
| COGS Adjustments: Freight | (1.0) |
| Adj. Gross Profit (1) | $124.3 |
| % Margin | 69.9% |
| Direct OpEx Adjustment | 1.0 |
| Indirect OpEx Adjustment | 2.0 |
| Direct OpEx | (71.9) |
| Corporate Marketing | (1.0) |
| Admin | (11.1) |
| Indirect OpEx (2) | (12.1) |
| Adj. Operating Profit | $43.3 |
| Additional Costs Post-Acquisition: (3) | |
| R&D | (3.5) |
| IT | (0.9) |
| Legal | (0.6) |
| Employee Laptops | (0.5) |
| Adj. Net Operating Profit | $37.8 |
| D&A | 3.7 |
| Adj. EBITDA | $41.6 |

1. The VIAVI management team is reallocating a total of $3M of Direct and Indirect OpEx relating to facilities and freight into its go-forward COGS assumptions
2. Indirect OpEx (in 2024) includes costs which VIAVI management assumes the Spirent HSE business will require PF the acquisition
3. VIAVI management expects incremental post acquisition costs to be $5.5M

Source: Company Fillings, Management Model, Deloitte QoE, EY FDD report. Please see "Spirent and Spirent HSE" on the "Disclaimers" slide on page 2 of this presentation.
Note: VIAVI LTM as of 3/29/2025 as reported, inclusive of two months of Inertial Labs

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